American Beacon Zebra Large Cap Equity Fund
American Beacon Zebra Small Cap Equity Fund

Supplement dated September 16, 2011
to the
Prospectus dated December 30, 2010

 The information below supplements the Prospectus dated December 30, 2010, and is in addition to any other supplements.

In the “Additional Information About Investments” section, the following replaces the disclosure included in the “Cash Management Investments”:

Cash Management Investments
The Funds can invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended, including mutual funds that are sponsored or advised by the Manager, and in futures contracts. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which the Fund invests. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that would provide liquidity.

To gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs, the Zebra Large Cap Equity and Zebra Small Cap Equity Funds also may purchase and sell futures contracts on a daily basis that relate to securities in which they may invest directly and indices comprised of such securities. A futures contact is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, a Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions.  Because a Fund will have market exposure simultaneously in both the invested securities and futures contracts, the Fund may have more than 100% of its assets exposed to the markets.  This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE